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                                                                     Exhibit 5.1



                        CONSENT OF INDEPENDENT AUDITORS


To the Sponsor, Trustee and Unit Holders of Equity Focus Trusts, S.T.A.R.T.2002
Series:


     We consent to the use of our report dated January 9, 2002, included herein and to the reference to our firm under the heading "Auditors" in the Prospectus.


                                                             /s/ KPMG LLP



New York, New York
January 9, 2002